KAR Mid-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—96.1%
Communication Services—2.8%
Autohome, Inc. ADR	251,644	$18,999
Consumer Discretionary—6.7%
Ross Stores, Inc.	318,131	27,118
Tractor Supply Co.	140,119	18,466
		45,584

Consumer Staples—3.6%
Lamb Weston Holdings, Inc.	381,679	24,401
Financials—12.3%
First Financial Bankshares, Inc.	451,820	13,053
Houlihan Lokey, Inc.	335,149	18,648
Moody’s Corp.	80,697	22,170
Primerica, Inc.	106,795	12,452
SEI Investments Co.	319,173	17,548
		83,871

Health Care—16.6%
AMN Healthcare Services, Inc.(1)	328,007	14,839
Cooper Cos., Inc. (The)	56,605	16,056
Elanco Animal Health, Inc.(1)	748,215	16,049
Globus Medical, Inc. Class A(1)	602,141	28,728
West Pharmaceutical Services, Inc.	165,501	37,597
		113,269

Industrials—34.0%
Allegion plc	107,442	10,983
AMETEK, Inc.	385,579	34,459
Equifax, Inc.	146,802	25,232
Exponent, Inc.	264,557	21,411
HEICO Corp. Class A	249,318	20,254
Lennox International, Inc.	80,393	18,731
Nordson Corp.	104,113	19,751
Old Dominion Freight Line, Inc.	168,393	28,558
SiteOne Landscape Supply, Inc.(1)	300,000	34,191
Verisk Analytics, Inc.	108,512	18,469
		232,039

Information Technology—20.1%
Amphenol Corp. Class A	140,253	13,438
	Shares	Value

Information Technology—continued
Aspen Technology, Inc.(1)	237,796	$24,638
Broadridge Financial Solutions, Inc.	203,785	25,716
Brooks Automation, Inc.	700,418	30,986
Dolby Laboratories, Inc. Class A	262,185	17,270
Zebra Technologies Corp. Class A(1)	96,720	24,755
		136,803

Total Common Stocks (Identified Cost $545,547)		654,966

Total Long-Term Investments—96.1% (Identified Cost $545,547)		654,966

Short-Term Investment—3.1%
Money Market Mutual Fund—3.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.085%)(2)	20,929,387	20,929
Total Short-Term Investment (Identified Cost $20,929)		20,929

TOTAL INVESTMENTS—99.2% (Identified Cost $566,476)		$675,895
Other assets and liabilities, net—0.8%		5,252
NET ASSETS—100.0%		$681,147

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	97%
China	3
Total	100%
† % of total investments as of June 30, 2020.
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$654,966	$654,966
Money Market Mutual Fund	20,929	20,929
Total Investments	$675,895	$675,895
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

KAR MID-CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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